UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 24, 2011

GENCO SHIPPING & TRADING LIMITED

(Exact Name of Registrant as Specified in Charter)

Republic of the Marshall Islands	001-33393	98-043-9758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

299 Park Avenue 20th Floor (Address of Principal Executive Offices)	10171 (Zip Code)

Registrant’s telephone number, including area code:  (646) 443-8550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.         Entry into a Material Definitive Agreement.

In a Schedule 13G filed with the U.S. Securities and Exchange Commission on October 19, 2011, Nevada Capital Corporation Limited (“Nevada Capital”) reported that it had become the beneficial owner of a total of 6,000,000 shares of the Corporation’s common stock, par value $0.01 per share (“Common Stock”), representing approximately 16.68% of the outstanding Common Stock.  Under the Shareholders Rights Agreement, dated as of April 11, 2007, between Genco Shipping & Trading Limited (“Genco”) and Mellon Investor Services LLC, as Rights Agent (the “Rights Agreement”), a person who becomes the beneficial owner of 15% or more of the Corporation’s Common Stock then outstanding may be deemed to become an Acquiring Person within the meaning of the Rights Agreement, which could result, among other things, in exercisability of the rights to acquire shares of Genco’s Series A Preferred Stock under the Rights Agreement.  Genco consulted with Nevada Capital and understands that Nevada Capital has no intention of changing or influencing control of Genco and that Nevada Capital inadvertently took action that could cause it to be deemed an Acquiring Person under the Rights Agreement in that Nevada Capital had no actual knowledge of the consequences of its beneficial ownership under the Rights Agreement.

In light of the foregoing, Genco’s Board of Directors considered it to be in Genco’s best interests to amend the Rights Agreement to provide that threshold of beneficial ownership for becoming an Acquiring Person would be raised to 17% and that Nevada Capital’s acquisition of Common Stock to date would not cause Nevada Capital to be deemed an Acquiring Person.  On October 24, 2011, Genco therefore entered into a First Amendment to Shareholders Rights Agreement to effect such changes to the Rights Agreement.  The foregoing description of the Rights Agreement and First Amendment to Shareholders Rights Agreement is qualified in its entirety by reference to the Rights Agreement and the First Amendment to Shareholders Rights Agreement, which are Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.03.         Material Modifications to Rights of Security Holders.

See the description set forth under “Item 1.01. Entry into a Material Definitive Agreement,” which is incorporated into this Item 3.03 by reference.

Item 9.01.      Financial Statements and Exhibits.

(d)   Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description

4.1

Shareholders Rights Agreement, dated as of April 11, 2007, between Genco Shipping & Trading Limited and Mellon Investor Services LLC, as Rights Agent (incorporated by reference to Exhibit 4.1 to Genco Shipping & Trading Limited’s Report on Form 8-K filed with the Securities and Exchange Commission on April 12, 2007).

4.2	First Amendment to Shareholders Rights Agreement by and between Genco Shipping & Trading Limited and Mellon Investor Services LLC, as Rights Agent, dated as of October 24, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Genco Shipping & Trading Limited has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENCO SHIPPING & TRADING LIMITED

DATE: October 24, 2011

/s/ John C. Wobensmith
John C. Wobensmith
Chief Financial Officer and Secretary (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

4.1

Shareholders Rights Agreement, dated as of April 11, 2007, between Genco Shipping & Trading Limited and Mellon Investor Services LLC, as Rights Agent (incorporated by reference to Exhibit 4.1 to Genco Shipping & Trading Limited’s Report on Form 8-K filed with the Securities and Exchange Commission on April 12, 2007).

4.2	First Amendment to Shareholders Rights Agreement by and between Genco Shipping & Trading Limited and Mellon Investor Services LLC, as Rights Agent, dated as of October 24, 2011.